Guarantees	12 Months Ended
Dec. 31, 2011
Schedule Of Guarantee Obligations [Abstract]
Guarantees

NOTE 13

guarantees

The Company provides cardmember protection plans that cover losses associated with purchased products, as well as certain other guarantees in the ordinary course of business which are within the scope of GAAP governing the accounting for guarantees. For the Company, guarantees primarily consist of card and travel protection programs, including:

•       Return Protection — refunds the price of eligible purchases made with the card where the merchant will not accept the return for up to 90 days from the date of purchase;

•       Account Protection — provides account protection in the event that a cardmember is unable to make payments on the account due to unforeseen hardship;

•       Merchant Protection — protects cardmembers primarily against non-delivery of goods and services, usually in the event of bankruptcy or liquidation of a merchant. In the event that a dispute is resolved in the cardmember's favor, the Company will generally credit the cardmember account for the amount of the purchase and will seek recovery from the merchant. If the Company is unable to collect the amount from the merchant, it will bear the loss for the amount credited to the cardmember. The Company mitigates this risk by withholding settlement from the merchant or obtaining deposits and other guarantees from merchants considered higher risk due to various factors. The amounts being held by the Company are not significant when compared to the maximum potential amount of undiscounted future payments; and,

  Credit Card Registry — cancels and requests replacement of lost or stolen cards, and provides for fraud liability coverage.

In relation to its maximum amount of undiscounted future payments as seen in the table that follows, to date the Company has not experienced any significant losses related to guarantees. The Company's initial recognition of guarantees is at fair value, which has been determined in accordance with GAAP governing fair value measurement. In addition, the Company establishes reserves when an unfavorable outcome is probable and the amount of the loss can be reasonably estimated.

The following table provides information related to such guarantees as of December 31:

??	Maximum amount of
	undiscounted future		Amount of related
	payments(a)		liability(b)
	(Billions)		(Millions)
Type of Guarantee??	2011	2010	2011	2010
Card and travel operations(c)	$51	$67	$96	$114
Other(d)	1	1	98	99
Total??	$52	$68	$194	$213

  Represents the notional amounts that could be lost under the guarantees and indemnifications if there were a total default by the guaranteed parties. The Merchant Protection guarantee is calculated using management's best estimate of maximum exposure based on all eligible claims as measured against annual billed business volumes.
  Included as part of other liabilities on the Company's Consolidated Balance Sheets.
  Includes Return Protection, Account Protection, Merchant Protection and Credit Card Registry as of December 31, 2010, all of which the Company offers directly to cardmembers.
  Primarily includes guarantees related to the Company's business dispositions and real estate, each of which are individually smaller indemnifications.

Refer to Note 26 for a discussion of additional guarantees of the Company as of December 31, 2011 and 2010.